UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                OCTOBER 10, 2002
                                 Date of Report
                        (Date of earliest event reported)

                              EVOLVE SOFTWARE, INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)


             000-31155                                  94-3219745
         (Commission File No.)                        (IRS Employer
                                                  Identification Number)


                          150 SPEAR STREET, 11TH FLOOR
                         SAN FRANCISCO, CALIFORNIA 94105
                    (Address of Principal Executive Offices)

                                  415-229-3700
              (Registrant's Telephone Number, Including Area Code)


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ITEM 5.     OTHER EVENTS
-------     ------------

     On October 10, 2002, Evolve Software, Inc., a Delaware corporation announced a reduction in its staff by 40 employees, effective immediately, and an expected total charge of approximately $325,000 associated with the realignment in the quarter ended December 31, 2002.



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  October 14, 2002                    EVOLVE SOFTWARE, INC.


                                           By:
                                                --------------------------------
                                           Name:  Arthur T. Taylor
                                           Title: Chief Financial Officer
                                                  and Vice President


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